UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-effective Amendment No. 2
Post-effective Amendment No.___

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

     Amendment No. 2

(Check appropriate box or boxes)

   Bw Total Return Fund
         (Exact Name of Registrant as Specified in Charter)

   336 Cumberland Street, Lebanon, Pennsylvania__ ___17042_____
         (Address of Principal Executive Offices)           (Zip Code)

Registrant's Telephone Number, including Area Code 717 273-8441

   Bw Total Return Fund,at Principal Executive Offices
      (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering   October 1,2007

It is proposed that this filing will become effective (Check Appropriate Box):
     [   ] immediately upon filing pursuant to paragraph (b)
     [   ] on (date) pursuant to paragraph (b)
     [   ] 60 days after filing pursuant to paragraph (a)(1)
     [   ] on (date) pursuant to paragraph (a)(1)
     [   ] 75 days after filing pursuant to paragraph (a)(2)
     [   ] on (date) pursuant to paragraph (a)(2) of rule 485
     [X ] The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

If appropriate, check the following box:
     [   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Form N-1A is to be used by open-end management investment companies, except insurance company separate accounts and small business investment companies licensed under the United States Small Business Administration, to register under the Investment Company Act of 1940 and to offer their shares under the Securities Act of 1933.The Commission has designated Form N-1A to provide investors with information that will assist them in making a decision about investing in an investment company eligible to use the Form. The Commission may also use the information provided on Form N-1A in its regulatory, disclodure review, inspection, and policy making roles.

A Registrant is required to disclose the information specified by Form N-1A, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-1A unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549-6009. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

PART A: INFORMATION REQUIRED IN A PROSEPCTUS

Bw Total Return Fund

Prospectus Dated May 1, 2008

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Introduction

The Bw Total Return Fund is a registered investment company. Although the Fund was organized and commenced operations on October 1, 2007, it did not register as an Investment Company until January 22, 2008. It is an open-end, non-diversified management company. This means that the Fund issues new shares and redeems shares continually.

The shares of the Bw Total Return Fund MAY ONLY BE PURCHASED by a pension or profit sharing plan which meets the requirements for qualification under section 401 of the Internal Revenue Code of 1986, or a tax-deferred arrangement under sections 403(b) or 457 of the Internal Revenue Code of 1986.

Investment Objective

The investment objectives of the Fund are current income and long term capital appreciation.

Investment Strategy

The investment strategy is the means by which the Fund plans to reach its investment objective.

The Fund is a "Model Portfolio". The Fund purchases the use of a model portfolio from Standard & Poor's (S&P), a MacGraw-Hill Company. S&P is not an investment advisor to the fund; the information received from S&P is furnished through uniform publications distributed to subscribers.

To enter the portfolio a stock:
  must be a constituent of the S&P500 index (large capitalization companies), the 400 index (mid-sized capitalization companies), or the S&P600 index (small capitalization companies),

  must have a current dividend yield 30% greater than that of the S&P500 index,

  must not have cut its dividend during the last five years,

  must have a dividend that is secure in the opinion of the analyst following the stock, and must be ranked 4-Stars stocks or 5-Stars by S&P. Under proprietary STARS (Stock Appreciation Ranking System), S&P analysts rank stocks according to their individual forecast of a stock's future total return potential versus the expected total return of a relevant benchmark (e.g. S&P500 index), based on a twelve month time horizon. A 4-Star ranking indicates the analyst expects the stock to perform better than the benchmark; a 5-Star ranking indicates the analyst expects the stock to perform significantly better than the benchmark.

The portfolio will consist of fifteen securities. The S&P analysts will consider changes in the portfolio on a monthly basis.

If there are more than fifteen companies that currently meet the criteria for entering the portfolio, the selection of companies is at the sole discretion of the S&P analysts. Similar discretion is exercised to determine when a company is removed from the portfolio.

The Fund invests in common stock issues that provide a total return from dividend payments and from appreciation of the share price.

Risk

There is a risk that you will lose money - the possibility that your shares will be worth less when you redeem or withdraw them than when you purchased them. There are six types of risk you assume when holding shares in the Bw Total Return Fund:

Asset class risk

The common stocks in the fund may under perform the returns of other classes of stock or fixed income securities.

Company size risk

The Fund may invest in companies classed as mid-sized or small-sized, based on market capitalization (current share price multiplied by the number of shares outstanding). These smaller companies may increase the volatility of the Fund.

Issuer risk

The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, corporate restructuring, and reduced demand for the issuers goods or service.

Market risk

The Fund will react to security market movements. The value of a security may decline due to general market conditions or economic trends or events that are not specifically related to a company. Generally equity securities (common stock) have greater volatility than fixed-income (bonds, debt) securities.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI (Statement of Additional Information).

Non-diversification risk

A non-diversified fund generally may invest a larger percentage of its assets in the securities of a smaller number of issuers. As a result, the fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Timing risk

The actual performance of an individual participant in the Fund will differ from the portfolio. The timing or dates when shares are purchased - whether shares are purchased when the market price of a security is below or above its average market price - will affect an individual participant's return.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)
None

Annual Fund operating expenses (expenses that are deducted from Fund assets)

Management fees	0.55%
Distribution (12b-1) fees	0.00%
Other expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating costs remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 year	3 years
$ 57.75	$ 181.02

The Fund has no redemption charge; there is no cost difference between holding shares or redeeming shares at the end of the illustrated periods.

Management

The Investment Adviser to the Fund is:

BenefitWorks, Inc.
336 Cumberland Street
Lebanon, PA 17042

BenefitWorks has served as adviser to the Total Return Fund since its inception in October, 2007. BenefitWorks has served as the adviser to the predecessor of the Fund from December 2001 until the creation of the Fund. BenefitWorks has served as adviser to other pooled retirement funds for qualified retirement plans and in an advisory capacity to retirement plan trustees.

The compensation to BenefitWorks is 0.55% (55/100 of 1%) of the plan's net assets. Fund expenses for registration, auditing, legal services, and administration will be paid from the compensation earned by BenefitWorks.

The Fund was considered a 103-12 Account. ("103-12" is a citation to 29 CFR 2520.103-12, an alternative method of annual reporting under the ERISA, the Employee Retirement Income Security Act, regulations. Prior to September 1, 2007 the legal name of BenefitWorks, Inc. was Trefsgar & Co., inc.)

The principal services the adviser provides the Fund are the purchase of securities as recommended by S&P (provider of the Total Return Model), fund accounting including calculation of the daily share net asset value, and the issuing and redemption of Fund shares.

The compensation to the investment adviser is 1/365th of .0055 (.0000150685) based on total fund assets on the closing of the trading market (NYSE) of every day. A discussion regarding the basis for the board of directors approving any investment advisory contract of the Fund will be available in the Fund's annual report.

The Fund is managed by a team of two persons primarily responsible for the day-to-day management of the Fund's portfolio:

Robert J. Heerdt, team leader
Brooks R. Trefsgar, associate

These individuals are jointly responsible for securities trading, following the S&P model and maintaining the procedures and standards governing the portfolio. Any discretionary trading is done following joint consideration.

Shareholder Information

Pricing of Fund Shares

The price of Fund shares is based on the Fund's net asset value (NAV). Net asset value is determined by dividing the number of shares issued and outstanding into the total market value of the portfolio.

The market value of a security will normally be the price of the last trade on an exchange. If market value is not available, because trading in a security has been suspended, or the market reporting mechanism is not functioning, or for any other reason, fair value will be determined using the last available trade price on a domestic exchange or the value on an international exchange taking into consideration currency exchange rates.

The securities within the portfolio are valued at their market value at the close of the trading day, currently 4 PM. The NAV (net asset value) will be computed daily, Monday through Friday, except for customary national business holidays.

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed.

The market value of a security will normally be the price of the last trade on an exchange. If market value is not available, because trading in a security has been suspended, or the market reporting mechanism is not functioning, or for any other reason, fair value will be determined using the last available trade price on a domestic exchange or the value on an international exchange taking into consideration currency exchange rates.

Purchase and Redemption of Shares

Shares are purchased and redeemed by the trustees of IRS qualified retirement plans directly from Fund based on instructions given to the plan administrator by the plan participants. A RETIREMENT PLAN PARTICIPANT MAY NOT PURCHASE OR REDEEM SHARES DIRECTLY FROM THE FUND. A participant's plan may permit participant initiated changes in the participant's investment choices, contribution rates, or rebalancing of account balances. Participants should refer to their plan Summary Description booklet or speak with the plan administrator to learn how to effect investment or contribution changes, receive distributions, designate beneficiaries, etc.

When a plan participant terminates service with a plan sponsor and requests a permissible distribution, the distribution will be in cash, not in Fund shares.

Interest, Dividends, and Capital Gains

Under qualified retirement plans, interest paid on cash or fixed income investments, dividends paid based on corporate stock ownership, and capital gains from the sale of appreciated securities are not distributed, but remain in the fund, increasing the NAV (net asset value).

Frequent Purchases and Redemptions of Fund Shares

The frequency of share purchases will be determined by the timing of payroll deduction of participant contribution, the timing of employer contributions, and the timing of payroll data sent to the plan administrator by the plan sponsor. Share redemptions will occur as participants transfer funds from one investment choice to another, and on participant in-service withdrawals and termination of employment. There are no restrictions by the Fund or fees for either purchase or redemption. Note however, that a plan sponsor may, under terms of the retirement plan, place restrictions on the frequency and timing of redemptions.

Supplemental Information

Portfolio holdings on May 31, 2008

Issue	Shares	Cost/Market Value
Abbot Labs	2,463	$138,790
Altria Group, Inc	1,635	36,395
AT&T Inc	3,333	132,987
Bank of America Corp	3,053	103,833
Chevron Corp	1,513	150,014
Chubb Corp	2,470	132,787
Coca Cola Co	2,678	153,342
Cullen Frost Bankers	2,478	138,520
Entergy Corp	1,169	141,180
Exxon Mobil Corp	1,683	149,383
Home Properties, Inc	2,241	114,739
Integrys Energy Group Inc	2,751	141,264
McDonalds Corp	2,565	152,156
Nicor, Inc	3,060	124,940
Sensient Technologies Corp	5,205	163,697

Cash		140,514

Total Assets		$2,114,541

Performance

Annual performance of the fund will become available after the first year of operation. As an indication of performance and risk, the following chart shows the performance for the S&P Total Return Model portfolio reduced by the expense charges applicable to the Bw Total Return Fund.

Copies of the Prospectus, SAI (Statement of Additional Information), and recent shareholder reports can be found on our website at www.BenefitWorks.com. For more detailed information about the Trust and shares of the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments will be available in the Trust's Annual or Semi-Annual reports to shareholders. The Trust's annual report will include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Fund or shares of the Trust or you wish to obtain the SAI, Semi-Annual or Annual report (as soon as they become available) free of charge, please:

Call:	1-800-931-3144
(toll free)	Monday through Friday
8:00 a.m. to 5:00 p.m. (Eastern Time)

E-mail:	Bwfunds@BenefitWorks.com

Write:	Bw Total Return Fund
c/o BenefitWorks, Inc.
336 Cumberland Street
Lebanon, PA 17042

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-22174

PARTB. INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Bw Total Return Fund

Statement of Additional Information: May 1, 2007

Related to the Fund Prospectus: May 1, 2007

This Statement of Additional Information is not a Prospectus.
A Prospectus may be requested from BenefitWorks, Inc. by:

phone:	(717) 273-8442 or (800) 931-3144
e-mail:	bwfunds@benefitworks.com
mail:	Bw Funds 336 Cumberland Street Lebanon, PA 17042

Note: The numbering of the items within the SAI corresponds to the numbers with in SEC Form N-1A

Item 10. Fund History

The Fund was organized as a Trust in the Commonwealth of Pennsylvania, effective October 1, 2007.

During the 5-years prior to the effective date, the Fund was organized as a 103-12 Account. The Account was operated for the purpose of investing assets contributed by two or more qualified retirement plans. As a 103-12 Account, the account filed an annual audited report with the Department of Labor. The Total Return portfolio was one of eighteen portfolios under a common trust, the Trefsgar & co. Retirement Trust.

On September 1, 2007, Trefsgar & co., inc. amended its charter, changing its name to BenefitWorks, Inc.

Item 11. Description of the Fund and its Investment Risks

  (a) Classification: the Fund is an open-end, non-diversified, management investment company.

  (b) Investment Strategies and Risk

  The Fund is a "Model Portfolio". The Fund has purchased the use of the S&P Total Return Model Portfolio. S&P (Standard & Poor's) is the provider of the Model; S&P is independent of the Fund and the Fund's investment adviser. S&P has developed the strategy and chooses the issues to be included in the portfolio. The investment adviser purchases and sells issues as directed by S&P.

  The Fund invests in common stock issues that provide a total return from dividend payments and from appreciation of the share price. To enter the portfolio a stock must have a current yield (dividend paid as a percentage of current share price) at least 30% greater than that of the S&P500 index. The company must not have cut its dividend in the last five years, and that dividend must be secure in the opinion of the analyst who follows the stock.

  The stock must be ranked four- or five-STARS (S&P's STock Appreciation Ranking System, an evaluation of potential price increase over the next 12-month period) to enter the portfolio. Any stock downgraded to one- or two-STARS will be removed from the portfolio.

  The portfolio will consist of fifteen companies in a variety of market sectors.

  There is a risk that you will lose money - that your shares will be worth less when you redeem or withdraw them than when you purchased them. There are four types of risk you assume when holding shares in the Bw Total Return Fund:

  The common stocks in the fund may under perform the returns of other classes of stock or fixed income securities.

  A non-diversified fund generally may invest a larger percentage of its assets in the securities of a smaller number of issuers. As a result, the fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

  The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, corporate restructuring, and reduced demand for the issuers goods or service.

  The Fund will react to security market movements. The value of a security may decline due to general market conditions or economic trends or events that are not specifically related to a company. Generally equity securities (common stock) have greater volatility than fixed-income (bonds, debt) securities.

  (c) Fund Policies

    (1) The Fund will NOT:

      (i) Issue senior securities;

      (ii) Borrow money, however a debit balance (margin) may occur in the Fund due to delays (T-3 rule) in receiving the proceeds from sold securities, or a temporary debit balance due to Fund redemptions;

      (iii) Underwrite securities;

      (iv) Concentrate investments in a particular industry or group of industries;

      (v) Purchase or sell real estate or commodities;

      (vi) Make loans; or

      (vii) Change the Funds investment objective without shareholder approval.

    (2) Shareholder approval is necessary to change any of the policies listed under (c)(1) above.

    The vote of a majority of the outstanding voting securities of the Fund means the vote, at the annual or special meeting of the trust duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the trust, whichever is less.

  (d) Temporary Defensive Position

  The Fund does not intend to take temporary defensive positions.

  (e) Portfolio Turnover

  During 2007 there were five companies removed from the portfolio and five companies added; a turnover rate of 33%. During 2006 six companies were removed from the portfolio and six were added; a turnover rate of 40%. Investors should anticipate in the coming year.

  (f) Disclosure of Portfolio Holdings

  There are no restrictions on disclosure of portfolio holdings. This information is available at any time from the investment adviser. There are no restrictions on the use of this information.

  The information is available on the BenefitWorks website, under the Link to the Bw Funds.

Item 12. Management of the Fund

Information about officers.

Brooks N. Trefsgar, President, age 64 336 Cumberland Street Lebanon, PA 17042	President, past 5 yrs BenefitWorks, Inc.
Brooks R. Trefsgar, Financial Officer and Compliance Officer, age 24 336 Cumberland Street Lebanon, PA 17042	Advisor and Compliance Committee, 2 yrs BenefitWorks, Inc. Richmond University, Student, 3 yrs
Brooks N. Trefsgar is the father of Brooks R. Trefsgar The officers are also officers of the other seventeen funds within the Bw family of investment companies.

Information about Trustees:

       Interested Persons:

Robert J. Heerdt, age 77 336 Cumberland Street Lebanon, PA 17042	Portfolio Manager, past 5 years Vice President, Investments BenefitWorks, Inc.
Robert J. Heerdt provides investment advisory services to the Fund
David G. Ennis, age 47 336 Cumberland Street Lebanon, PA 17042	Law practice, past 5 years David G. Ennis, Esq.
David G. Ennis provides legal counsel to the Fund

       Non-interested Persons:

Thomas P. Hamel 336 Cumberland Street Lebanon, PA 17042	Retirement Plan Administration, 5 years The Gwynedd Company
David A. Hasiuk, age 63 336 Cumberland Street Lebanon, PA 17042	First Vice president (ret), 5 yrs Oppenheimer Investment Company

All of the trustees are trustees of the other seventeen funds within the Bw family of investment companies.

Directors and trustees do not own equity securities of the fund(s), since the funds may not sell shares directly to individuals. Directors or trustees who are also employees of BenefitWorks, Inc. may hold shares through their employee retirement plan. As of December 31, 2007, both Brooks N. Trefsgar and Robert J Heerdt held shares valued at more than $100,000 in their retirement accounts.

Responsibility of trustees:

The trustees are responsible to the shareholders for the management of the Fund. Their responsibilities include, but are not limited to:
  Ascertaining that the investment objective is being pursued and that the strategy is being followed;

  Nominating trustees for ratification by the shareholders at the annual meeting. Shareholders will be advised at the annual meeting of their right to submit nominations to the trustees.

  Nominating a public auditor for ratification at the annual meeting and review of the audit with the auditor;

  Employment of the registered investment adviser, including contracted duties and compensation;

  Calling regular annual meetings and special meetings of the shareholders.

Compensation:

The Fund has no employees. The expense of operating the Fund, including all human resources and capital resources are provided and paid by the investment adviser.

Non-interested trustees are compensated for their services.

Name	Aggregate Compensation	Retirement Benefits	Total Compensation
Thomas Hamel	$2,000	None	$2,000
David Hasiukl	$2,000	None	$2,000

The trustee compensation is paid by the Fund's adviser, and is not a separate charge to the Fund.

Code of Ethics:

The investment adviser and Fund have adopted a code of ethics under rule 17j-1 of the Investment Company Act of 1940. These codes permit personnel to invest in securities that may be held by the Fund. The code governs the timing of, and disclosure of purchases.

Proxy Voting Policies:

The Funds current policy on proxy voting relating to portfolio securities includes:
  The trustee will generally vote for the election of board recommended directors, for the ratification of the public auditor, for resolutions to place restraints on executive compensation (including stock options), for the separation of the roles of chairman and CEO, and for ecologically sound practices.

  If there is a conflict of interest between the interests of shareholders and others, the vote must favor the shareholders.

  Copies of proxy voting records are maintained electronically and are available, without charge, by calling BenefitWorks, toll-free, 1-800 931-3144. Records will be provided for votes cast during the most recent twelve-month period ending on June 30. A request for proxy voting records may also be made on the SEC's website, http://www.sec.gov.

Item 13. Control Persons and Principal Holders of Securities

Control Persons: There are no persons who control the Fund by means of beneficial ownership of securities. Control is asserted by BenefitWorks, the originator of the Fund as a service to their retirement administration clients.

Principal Holders: There are no persons known to own beneficially 5% or more of the Fund's outstanding shares.

Less than 1% of outstanding shares are owned by all officers and trustees as a group.

Item 14. Investment Advisory and Other Services

The Investment Adviser is BENEFITWORKS, Inc., of Lebanon, Pennsylvania.

The adviser is a Pennsylvania corporation controlled by:

Brooks N. Trefsfar, President	45% of common stock;
Robert J. Heerdt, VP Investments	45% of common stock; and
Susan L. Baum	10% of common stock.

Robert J. Heerdt is the portfolio manager of the Fund and the Investment officer of BenefitWorks, Inc..

The advisory fee is calculated based on the total assets of the fund. It is not anticipated that there will be any credits reducing the advisory fee or any expenses limitation provisions.

The fund does not use the services of an underwriter. Shares are only distributed by the fund to the trust accounts of sponsors of I.R.S. qualified retirement plans.

The investment adviser is primarily responsible for investing the Fund's assets, following the Fund's investment strategy to meet the Fund's investment objective. The adviser will also, with the Fund's officers, administer the Fund for the benefit of the shareholders in compliance with the Security and Exchange Commission laws, rules and regulations.

The investment adviser will pay out of the fee all expenses incurred by the trust except security transaction expenses. Such expenses include all compensation, facilities, printing, postage, investment newsletter subscriptions, audit, and the cost of filings required under state and federal laws.

Item 15. Portfolio Managers

The Portfolio is managed by a two-person team: Robert J. Heerdt, lead member; and Brooks R. Trefsgar.

The team is also responsible for the day-to-day management of the remaining seventeen pooled accounts, all of which will be registered as open-end investment companies, and all restricted in use to qualified retirement plans. Together, these comprise the Bw family of investment companies.

The total assets in these pooled accounts is approximately $33,750,000.

Neither BenefitWorks nor this portfolio's advisers manage any other pooled investment vehicles.

This portfolio's investment team, Robert J. Heerdt and Brooks R. Trefsgar also manage one hundred seventeen accounts for both qualified retirement plans and individual clients.

The total assets in these non-pooled accounts is approximately $45,960,000.

We do not anticipate any material conflicts of interest in connection with the management of this Fund and the other accounts managed by the adviser. The pursuit of different investment strategies in the other Bw family of investment companies or other accounts does not present a conflict. We do not participate in IPOs (initial public offerings) or other securities where the allocation of investment opportunities would be material.

There are no advisory fees based on fund performance. All compensation to the portfolio manager is based on a fixed salary, unrelated to portfolio performance.

The investment adviser is not a shareholder of the fund.

Item 16. Brokerage Allocation and Other Practices

The Fund purchases securities through T D Ameritrade, paying a transaction charge of $9.95. This charge does not vary with the dollar amount of the transaction.

The total transaction charges during the past three years was $175. During 2006 our transaction costs increased from $5 to $9.95 per transaction.

The Fund has selected T D Ameritrade for security transactions and custodial services based on the reasonableness of their charges and the quality of their services.

Item 17. Capital Stock and Other Securities

The Fund is operated by trustees (directors) for the benefit of the shareholders. The Fund's expenses consist of (a) transaction charges and (b) the management fee paid to the adviser. All income, capital gains and losses, dividends, and interest are paid to the Fund's shareholders. The investment company is not organized as a corporation and there is no capital stock.

Item 18. Purchase, Redemption, and Pricing of Securitires

Shares may only be purchased by I.R.S. qualified retirement plan trustees on behalf of plan participants, and are redeemed by the trustees for participants upon the events qualifying for distribution within the sponsor's plan, such as termination of employment, retirement, participant directed loans, hardship withdrawals, in-service withdrawals, and redirection of balances to another investment choice.

The share price on October 1, 2007, and the daily share price thereafter is NAV of each outstanding unit or share. It is calculated daily by dividing the total assets of the fund as of the closing of the NYSE (4 P.M.) by the number of outstanding shares. The resulting NAV is the price applicable to any purchases or redemptions received prior to the opening of the market (9:30 A.M.).

Item 19. Taxation of the Fund

It is not anticipated that the Fund will have income. The shareholders of the Fund are all qualified retirement plans exempt from taxation under section 401(a) of the IRS Code. The trustees of the Trefsgar & co. Retirement Trust transferred the Total Return portfolio assets to the Bw Retirement Funds Trust. This transfer was considered a tax-free reorganization under Section 368 of the IRS Code. This section requires that the transfer meet two requirements: a continuity of interest and a continuity of the business enterprise. The transfer resulted in no change in shareholder interest, and the Bw Funds enterprise continues the business of the Trefsgar & co. Retirement Trust.

Item 20. Underwriters

The Fund does not employ a principal underwriter.

Item 21. Calculation of Performance Data

Not Applicable. Fund inception date October 1, 2007.

Item 22. Financial Data

Investments in Securities of Unaffiliated Issuers

Common Stock

Column A Name of Issuer	Column B Number of Shares	Column C Value at Close of Period
Abbot Labs	2,463	$138,790
Altria Group, Inc	1,635	36,395
AT&T Inc	3,333	132,987
Bank of America Corp	3,053	103,833
Chevron Corp	1,513	150,014
Chubb Corp	2,470	132,787
Coca Cola Co	2,678	153,342
Cullen Frost Bankers	2,478	138,520
Entergy Corp	1,169	141,180
Exxon Mobil Corp	1,683	149,383
Home Properties, Inc	2,241	114,739
Integrys Energy Group Inc	2,751	141,264
McDonalds Corp	2,565	152,156
Nicor, Inc	3,060	124,940
Sensient Technologies Corp	5,205	163,697

Total		$1,974,027

(a)	Aggregate gross unrealized appreciation for all securities in which there is an excess of value over cost	$ 486,774
(b)	Aggregate gross unrealized depreciation for all securities in which there is an excess of cost over valuet	$ 10,415
(c)	Net unrealized appreciation	$ 476,329
(d)	Aggregate cost of securities	$1,497,698

Balance Sheets

Assets

1. Investrments in securities of unaffiliated issuer	$1,974,027
2. Investments in and advances to affiliates	0
3. Investments - other than securities	0
4. Total investments	1,974,027
5. Cash	140,610
6. Receivables	0
7. Deposits for securities sold short and open option contracts	0
8. Other assets	0
9. Total assets	$2,114,637

Liabilities

10. Accounts payable and accrued liabilities	$ 0
11. Deposits for securities loaned	0
12. Other liabilities Amounts payable for investment advisory fee	96
13. Notes payable, bonds and similar debt	0
14. Total liabilities	96
15. Commitments and contingent liabilities	96

Net assets

16. Units of capital	118,991.386
17. Accumulated undistributed income	0
18. Other elements of capital	0
19. Net assets applicable to outstanding units of capital	$2,114,541
Net asset value (NAV) per share	17.771

Item 23. Exhibits

These are included as exhibits:
  The declaration of trust is attached.

  The by-laws are incorporated in the declaration of trust.

  The rights of security holders are defined in the declaration of trust.

  The investment advisory contract is attached.

  The Fund does not employ a principal underwriter or dealers. Securities are only offered to qualified retirement plans, and are only distributed by BenefitWorks, Inc.

  There are no deferred compensation plans or bonus plans for the Fund's officers or trustees.

  The securities of the Fund are held by T D Ameritrade as custodian. The custodial agreement is integral to the retirement trust account agreement between TD Ameritrade Institutional and BenefitWorks, Inc. The compensation paid by the Fund to TD Ameritrade is limited to a trading transaction charge of $9.95 per transaction.

  There are no other material contracts.

  The legal opinion is attached.

  Refer to correspondence dated June 3, 2008.

  All required financial statements are included.

  The initial capital for the investment company was provided by the transfer of assets to the Fund as described in the attached memorandum of understanding between the trustees of the Trefsgar & co. Retirement Trust and the Bw Retirement Funds Trust. We have discussed with sponsoring employers the change in the portfolios from 103-12 accounts to registered investment companies. Since this change was requested by the Commission, and since the change had no effect on the value or composition of participant holdings, notification of the change will be accomplished by distribution of the prospectus upon approval of trhe Commission.

  The Fund does not intend to enter any plan under rule 12b-1 relating to persons regarding the Fund's implementation or continuing operation.

  The Fund does not intend to enter any plan under rule 18f-3 relating to persons regarding the Fund's implementation or continuing operation.

  The Code of Ethics is attached.

Item 24. Controlled Persons

None

Item 25. Indemnification

Trustees are insured, protecting them against the financial risks of their trusteeship, except where a trustee knowingly participates in or conceals a fiduciary breach of another co-trustee or, having knowledge of such breach, does not make reasonable efforts under the circumstances to remedy such breach, or enables a co-trustee to commit a breach by failure to carry out his own trustee responsibilities with reasonable care, prudence and diligence.

Item 26. Business and Other Connections of the Investment Adviser

BENEFITWORKS, the investment adviser, is an administrator of I.R.S. qualified retirement plans, a general employee benefits consulting firm, and a provider of investment advisory services to individuals.

Item 27. Principal Underwriters

None

Item 28. Location of Accounts and Records

Accounts and records are maintained by the Fund and by the investment adviser at their principle office, 336 Cumberland Street, Lebanon, PA 17042. Records are simultaneously maintained, for security purposes, at a site some distance from the principle office.

Item 29. Management Services

None

Item 30. Undertakings

The capital in the Fund on the first day of operation exceeded the minimum capital requirements for registration under the Investment Company Act of 1940. The capital was contributed by the Trefsgar & co. Retirement Trust (Sec. 103-12 IE Account).

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

    David G. Ennis                                                    trustee             June 9,2008
    (Signature)                                                            (Title)                 (Date)

    Thomas P. Hamel                                                    trustee             June 9,2008
    (Signature)                                                            (Title)                 (Date)

    David G. Hasiuk                                                    trustee             June 9,2008
    (Signature)                                                            (Title)                 (Date)

    Robert J. Heerdt                                                    trustee             June 9,2008
    (Signature)                                                            (Title)                 (Date)

    Brooks N. Trefsgar                                            President             June 9,20088
    (Signature)                                                            (Title)                 (Date)

    Brooks R. Trefsgar                                            Financial Officer     June 9,2008
    (Signature)                                                            (Title)                 (Date)